ESAB Corporation Announces Third Quarter 2023 Results
And Raises Full Year Guidance

•Record third quarter sales and margin performance
•Sales up 10% with core organic growth of 7%
•Reported operating income of $101 million and core adjusted EBITDA of $118 million, up 23% versus prior year
•Raised full year 2023 outlook

North Bethesda, MD, November 1, 2023 -- ESAB Corporation (“ESAB” or the “Company”) (NYSE: ESAB), a premier narrowly diversified industrial company, today announced record financial results for the third quarter of 2023.

ESAB reported third quarter sales of $681 million, an increase of 10% on a reported basis or 7% higher core organic growth before acquisitions and currency translation impacts, as compared to the prior year. ESAB also reported third quarter net income from continuing operations attributable to ESAB of $59 million or $0.97 diluted earnings per share and core adjusted net income of $66 million or $1.08 diluted earnings per share. Core adjusted EBITDA of $118 million rose 23% and margins expanded 170 basis points to 18.3%, both as compared to the prior year quarter.

“ESAB delivered another impressive quarter characterized by organic growth, margin expansion, and cash flow, confidently propelling us closer to our long-term objectives," stated Shyam P. Kambeyanda, President and CEO of ESAB Corporation. "In September, we proudly unveiled ESAB's cutting-edge equipment and automation solutions at the Fabtech and Essen trade shows, captivating the interest of end-users and generating excitement among our valued customers. Our end markets continue to demonstrate resilience, and the ongoing success of our ESAB Business Excellence system (EBX) is facilitating growth, margin expansion and robust cash flow generation. Based on our year-to-date results and continued momentum entering the fourth quarter, ESAB has raised and narrowed its full-year 2023 guidance."

ESAB Raised Full Year 2023 Outlook

ESAB raised its full year 2023 outlook and expects total core sales growth of 6.5% to 7.5%, core organic sales growth of 5.0% to 6.0%, core adjusted EBITDA of $465 to $475 million, and core adjusted EPS of $4.30 to $4.40, up from our prior guidance of total core sales growth of 6.0% to 7.5%, core organic sales growth of 4.0% to 5.5%, core adjusted EBITDA of $450 to $465 million and core adjusted EPS of $4.10 to $4.30.

Conference Call and Webcast

The Company will hold a conference call to discuss its third quarter 2023 results beginning at 8:00 a.m. Eastern on Wednesday, November 1, 2023, which will be open to the public by calling +1-888-550-5302 (U.S. callers) and +1-646-960-0685 (International callers) and referencing the conference ID number 4669992 and through webcast via ESAB’s website www.ESABcorporation.com under the “Investors” section. Access to a supplemental slide presentation can also be found on ESAB's website under the same heading. Both the audio of this call and the slide presentation will be archived on the website later today and will be available until the next quarterly call. To view this press release and associated financials in a PDF format click here. The Company’s quarterly report on Form 10-Q for the quarter ended September 29, 2023, filed November 1, 2023, is also available on ESAB’s website under the “Investors” section.

About ESAB Corporation

Founded in 1904, ESAB Corporation (NYSE: ESAB) is a premier narrowly diversified global leader in connected fabrication technology and gas control solutions. The Company’s rich history of innovative products, workflow solutions and business system ESAB Business Excellence, enables its purpose of Shaping the World We Imagine.TM ESAB Corporation is based in North Bethesda, Maryland and employs approximately 9,000 associates and serves customers in approximately 150 countries. To learn more, visit www.ESABcorporation.com.

Non-GAAP Financial Measures and Other Adjustments

ESAB has provided in this press release financial information that has not been prepared in accordance with accounting principles generally accepted in the United States of America (“non-GAAP”). ESAB presents some of these non-GAAP financial measures including and excluding Russia due to economic and political volatility caused by the war in Ukraine, which results in enhanced investor interest in this information. Core non-GAAP financial measures exclude Russia for the three and nine months ended September 29, 2023 and the three and nine months ended September 30, 2022. These non-GAAP financial measures may include one or more of the following: adjusted net income from continuing operations, Core adjusted net income from continuing operations, adjusted EBITDA (earnings before interest, taxes, Restructuring and other related charges, separation costs, acquisition-amortization and other related charges and depreciation and other amortization), Core adjusted EBITDA, organic sales growth, Core organic sales growth, adjusted free cash flow, and ratios based on the foregoing measures. ESAB also provides adjusted EBITDA and adjusted EBITDA margin on a segment basis, as well as Core adjusted EBITDA and Core adjusted EBITDA margin on a segment basis.

Adjusted net income from continuing operations represents Net income from continuing operations attributable to ESAB Corporation, excluding Restructuring and other related charges, acquisition-amortization and other related charges, separation costs and pension settlement gains. Adjusted net income, includes the tax effect of non-GAAP adjusting items at applicable tax rates and excludes the impact of discrete tax charges or gains in each period. ESAB also presents adjusted net income margin from continuing operations, which is subject to the same adjustments as adjusted net income from continuing operations. Adjusted net income per diluted share from continuing operations is a calculation of adjusted net income from continuing operations over the weighted-average diluted shares outstanding. ESAB also presents Core adjusted net income from continuing operations and Core adjusted net income per share - diluted from continuing operations, which are subject to the same adjustments as Adjusted net income from continuing operations and Adjusted net income per diluted share from continuing operations, further removing the impact of Russia for the three and nine months ended September 29, 2023 and the three and nine months ended September 30, 2022.
Adjusted EBITDA, excludes from Net income from continuing operations, the effect of Income tax expense, Interest expense (income) and other, net, Restructuring and other related charges, separation costs, acquisition-amortization and other related charges, pension settlement gains and depreciation and other amortization. ESAB presents adjusted EBITDA margins, which are subject to the same adjustments as adjusted EBITDA. Further, ESAB presents these non-GAAP performance measures on a segment basis, which excludes the impact of Restructuring and other related charges, separation costs, acquisition-amortization and other related charges, pension settlement gains and depreciation and other amortization from operating income. ESAB also presents Core adjusted EBITDA and Core adjusted EBITDA margins, which are subject to the same adjustments as Adjusted EBITDA and Adjusted EBITDA margins, respectively, further removing the impact of Russia for the three and nine months ended September 29, 2023 and the three and nine months ended September 30, 2022.

ESAB presents organic sales growth, which excludes the impact of acquisitions and foreign exchange rate fluctuations and presents core organic sales growth, which further excludes the impact of the Russia business for the three and nine months ended September 29, 2023 and three and nine months ended September 30, 2022 from core organic sales growth.

Adjusted free cash flow represents cash flows from operating activities excluding cash outflows related to the Company’s separation from Enovis Corporation and discontinued operations, less Purchases of property, plant and equipment net of proceeds from sale of certain properties. Cash conversion represents Adjusted free cash flow divided by Adjusted net income from continuing operations.

These non-GAAP financial measures assist ESAB management in comparing its operating performance over time because certain items may obscure underlying business trends and make comparisons of long-term performance difficult, as they are of a nature and/or size that occur with inconsistent frequency or relate to unusual events or discrete restructuring plans and other initiatives that are fundamentally different from the ongoing productivity and core business of the Company.

ESAB management also believes that presenting these measures allows investors to view its performance using the same measures that the Company uses in evaluating its financial and business performance and trends.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information calculated in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures. A reconciliation of non-GAAP financial measures presented above to GAAP results has been provided in the financial tables included in this press release.

Forward Looking Statements

This press release includes forward-looking statements, including forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements concerning the Company’s plans, goals, objectives, outlook, expectations, and intentions, and other statements that are not historical or current fact. Forward-looking statements are based on the Company’s current expectations and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements, including general risks and uncertainties such as market conditions, economic conditions, geopolitical events, changes in laws, regulations or accounting rules, fluctuations in interest rates, terrorism, wars or conflicts, major health concerns, natural disasters or other disruptions of expected business conditions. Factors that could cause the Company’s results to differ materially from current expectations include, but are not limited to, risks related to the Company’s ability to operate as a stand-alone public company; the Company’s ability to achieve the intended benefits from the Company’s separation from Enovis; the impact of the war in Ukraine and escalating geopolitical tensions; impact of COVID-19, including supply chain disruptions; the impact on creditworthiness and financial viability of customers; other impacts on the Company’s business and ability to execute business continuity plans; and the other factors detailed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on March 7, 2023, as well as other risks discussed in the Company’s filings with the U.S. Securities and Exchange Commission. In addition, these statements are based on assumptions that are subject to change. This press release speaks only as of the date hereof. The Company disclaims any duty to update the information herein.

Investor Relations Contact:
Mark Barbalato
Vice President, Investor Relations
E-mail: investorrelations@esab.com
Phone: 1-301-323-9098

Media Contact:
Tilea Coleman
Vice President, Corporate Communications
E-mail: mediarelations@esab.com
Phone: 1-301-323-9092

ESAB CORPORATION
CONSOLIDATED AND COMBINED CONDENSED STATEMENTS OF OPERATIONS
Dollars in thousands, except per share data
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 29, 2023	September 30, 2022	September 29, 2023	September 30, 2022

Net sales	$680,996	$620,265	$2,085,418	$1,929,353
Cost of sales	431,282	410,927	1,324,392	1,268,212
Gross profit	249,714	209,338	761,026	661,141
Selling, general and administrative expense	145,439	121,668	442,836	394,026
Restructuring and other related charges	3,129	6,676	17,742	16,629
Operating income	101,146	80,994	300,448	250,486
Pension settlement gain	—	(3,300)	—	(3,300)
Interest expense and other, net	20,502	12,165	58,831	19,516
Income from continuing operations before income taxes	80,644	72,129	241,617	234,270
Income tax expense	19,808	17,836	77,806	63,629
Net income from continuing operations	60,836	54,293	163,811	170,641
Loss from discontinued operations, net of taxes	(1,723)	(977)	(4,259)	(4,898)
Net income	59,113	53,316	159,552	165,743
Less: Income attributable to noncontrolling interest, net of taxes	1,543	962	4,506	2,703
Net income attributable to ESAB Corporation	$57,570	$52,354	$155,046	$163,040
Earnings (loss) per share – basic
Income from continuing operations	$0.98	$0.88	$2.63	$2.78
Loss on discontinued operations	$(0.03)	$(0.02)	$(0.07)	$(0.08)
Net income per share	$0.95	$0.86	$2.56	$2.70
Earnings (loss) per share – diluted
Income from continuing operations	$0.97	$0.88	$2.61	$2.77
Loss on discontinued operations	$(0.03)	$(0.02)	$(0.07)	$(0.08)
Net income per share – diluted	$0.94	$0.86	$2.54	$2.69

ESAB CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
Dollars in millions, except per share data
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 29, 2023	September 30, 2022	September 29, 2023	September 30, 2022
Adjusted Net Income	(Dollars in millions, except per share data)(1)
Net income from continuing operations (GAAP)	$60.8	$54.3	$163.8	$170.6
Less: Income attributable to noncontrolling interest, net of taxes	1.5	1.0	4.5	2.7
Net income from continuing operations attributable to ESAB Corporation (GAAP)	59.3	53.3	159.3	167.9
Restructuring and other related charges – pretax(2)	3.1	6.7	17.7	16.6
Acquisition-amortization and other related charges – pretax(3)	9.3	7.2	27.8	22.5
Separation costs – pretax(4)	—	2.6	—	9.7
Pension settlement gain – pretax	—	(3.3)	—	(3.3)
Tax effect on above items(5)	(3.2)	(5.6)	(11.0)	(13.4)
Discrete tax adjustments(6)	0.5	1.3	20.1	1.3
Adjusted net income from continuing operations (non-GAAP)	$69.0	$62.2	$213.9	$201.4
Adjusted net income from continuing operations attributable to Russia (non-GAAP)(7)	3.2	6.5	10.8	18.2
Core adjusted net income from continuing operations (non-GAAP)	$65.8	$55.7	$203.1	$183.2
Adjusted net income margin from continuing operations	10.2%	10.0%	10.3%	10.4%

Adjusted Net Income Per Share
Net income per share – diluted from continuing operations (GAAP)	$0.97	$0.88	$2.61	$2.77
Restructuring and other related charges – pretax(2)	0.05	0.11	0.29	0.27
Acquisition-amortization and other related charges – pretax(3)	0.15	0.12	0.46	0.37
Separation costs – pretax(4)	—	0.04	—	0.16
Pension settlement gain – pretax	—	(0.05)	—	(0.05)
Tax effect on above items(5)	(0.05)	(0.09)	(0.18)	(0.22)
Discrete tax adjustments(6)	0.01	0.02	0.33	0.02
Adjusted net income per share – diluted from continuing operations (non-GAAP)	$1.13	$1.03	$3.51	$3.33
Adjusted net income per share – diluted from continuing operations attributable to Russia (non-GAAP)(7)	0.05	0.11	0.17	0.30
Core adjusted net income per share – diluted from continuing operations (non-GAAP)	$1.08	$0.92	$3.34	$3.03
__________
(1) Numbers may not sum due to rounding.
(2) Includes severance and other termination benefits, including outplacement services as well as the cost of relocating associates, relocating equipment, lease termination expenses, impairment of long-lived assets and other costs in connection with the closure and optimization of facilities and product lines.
(3) Includes transaction expenses, amortization of intangibles, fair value charges on acquired inventories and integration expenses.
(4) Includes non-recurring professional fees and employee costs related to the planning and execution of the separation from Enovis.
(5) This line item reflects the aggregate tax effect of all non-tax adjustments reflected in the proceeding line items of the table. ESAB estimates the tax effect of each adjustment item by applying ESAB’s overall estimated effective tax rate to the pretax amount, unless the nature of the item and/or tax jurisdiction in which the item has been recorded requires application of a specific tax rate or tax treatment, in which case the tax effect of such item is estimated by applying such specific tax rate or tax treatment.
(6) For 2023, discrete tax adjustments include the impact of net discrete tax expenses related to dividend withholding tax, the impact of an uncertain tax position due to an adverse court ruling in a foreign jurisdiction, and a law change in a foreign tax jurisdiction. For 2022, discrete tax adjustments include the impact of non-recurring tax expense related to restructuring, mainly the Separation from Enovis.
(7) Represents Russia contribution for the three and nine months ended September 29, 2023 and three and nine months ended September 30, 2022, respectively.

ESAB CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
Dollars in millions
(Unaudited)

	Three Months Ended September 29, 2023			Nine Months Ended September 29, 2023
	Americas	EMEA & APAC	Total	Americas	EMEA & APAC	Total
	(Dollars in millions)(1)
Net income from continuing operations (GAAP)			$60.8			$163.8
Income tax expense			19.8			77.8
Interest expense and other, net			20.5			58.8
Operating income (GAAP)	46.5	54.7	101.1	132.4	168.0	300.4
Adjusted to add (deduct)
Restructuring and other related charges(2)	1.6	1.6	3.1	5.4	12.3	17.7
Acquisition-amortization and other related charges(3)	5.2	4.0	9.3	16.0	11.9	27.8
Depreciation and other amortization	3.9	5.0	9.0	11.1	15.5	26.6
Adjusted EBITDA (non-GAAP)	$57.2	$65.3	$122.5	$164.9	$207.7	$372.6
Adjusted EBITDA attributable to Russia (non-GAAP)(4)	—	4.7	4.7	—	15.7	15.7
Core adjusted EBITDA (non-GAAP)	$57.2	$60.6	$117.8	$164.9	$192.0	$356.9
Adjusted EBITDA margin (non-GAAP)	18.7%	17.4%	18.0%	18.2%	17.6%	17.9%
Core adjusted EBITDA margin (non-GAAP)(5)	18.7%	17.9%	18.3%	18.2%	18.1%	18.1%
__________
(1) Numbers may not sum due to rounding.
(2) Includes severance and other termination benefits, including outplacement services as well as the cost of relocating associates, relocating equipment, lease termination expenses, impairment of long-lived assets and other costs in connection with the closure and optimization of facilities and product lines.
(3) Includes transaction expenses, amortization of intangibles, fair value charges on acquired inventories and integration expenses.
(4) Adjusted EBITDA relating to Russia for the three and nine months ended September 29, 2023.
(5) Net sales were $36.9 million and $114.4 million relating to Russia for the three and nine months ended September 29, 2023.

ESAB CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
Dollars in millions
(Unaudited)

	Three Months Ended September 30, 2022			Nine Months Ended September 30, 2022
	Americas	EMEA & APAC	Total	Americas	EMEA & APAC	Total
	(Dollars in millions)(1)
Net income from continuing operations (GAAP)			$54.3			$170.6
Income tax expense			17.8			63.6
Interest expense (income) and other, net			12.2			19.6
Pension settlement gain			$(3.3)			$(3.3)
Operating income (GAAP)	$36.6	$44.4	$81.0	$102.6	$147.9	$250.5
Adjusted to add (deduct):
Restructuring and other related charges(2)	1.9	4.8	6.7	9.1	7.6	16.6
Separation costs(3)	0.8	1.0	1.8	4.6	4.3	8.9
Acquisition-amortization and other related charges(4)	4.0	3.3	7.2	12.3	10.2	22.5
Depreciation and other amortization	3.2	5.1	8.3	10.1	16.1	26.2
Other(5)	—	—	—	0.3	(0.2)	0.1
Adjusted EBITDA (non-GAAP)	$46.4	$58.6	$105.0	$138.9	$185.9	$324.8
Adjusted EBITDA attributable to Russia (non-GAAP)(6)	—	9.5	9.5	—	23.4	23.4
Core adjusted EBITDA (non-GAAP)	$46.4	$49.2	$95.5	$138.9	$162.5	$301.4
Adjusted EBITDA margin (non-GAAP)	16.5%	17.3%	16.9%	16.4%	17.1%	16.8%
Core adjusted EBITDA margin (non-GAAP)(7)	16.5%	16.6%	16.6%	16.4%	16.7%	16.6%
(1) Numbers may not sum due to rounding.
(2) Includes severance and other termination benefits, including outplacement services as well as the cost of relocating associates, relocating equipment, lease termination expenses, impairment of long-lived assets and other costs in connection with the closure and optimization of facilities and product lines.
(3) Includes non-recurring charges and employee costs related to the planning and execution of the Separation from Enovis within the Selling, general and administrative expense line within the Consolidated and Combined Condensed Statements of Operations. Amounts are allocated to the segments as a percentage of revenue as the costs or gain are not discrete to either segment.
(4) Includes transaction expenses, amortization of intangibles, fair value charges on acquired inventories and integration expenses.
(5) Relates to the adjustment for certain items included withing the Interest expense (income) and other, net line within the Consolidated and Combined Statements of Operations.
(6) Adjusted EBITDA relating to Russia for the three and nine months ended September 30, 2022.
(7) Net sales were $43.3 million and $113.7 million relating to Russia for the three and nine months ended September 30, 2022.

ESAB CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
Change in Sales
Dollars in millions
(Unaudited)

	Sales Growth(1)
	Americas		EMEA & APAC		Total ESAB
	$	Change %	$	Change %	$	Change %
For the three months ended September 30, 2022	$281.4		$338.9		$620.3
Components of Change:
Existing businesses (organic sales growth)(2)	11.3	4.0%	36.0	10.6%	47.3	7.6%
Acquisitions(3)	14.6	5.2%	6.7	2.0%	21.3	3.4%
Foreign Currency translation(4)	(1.5)	(0.5)%	(6.4)	(1.9)%	(7.9)	(1.3)%
Total sales growth	$24.4	8.7%	$36.3	10.7%	$60.7	9.8%
For the three months ended September 29, 2023	305.8		375.2		681.0
(1) Numbers may not sum due to rounding.
(2) Excludes the impact of acquisitions and foreign exchange rate fluctuations, thus providing a measure of change due to organic growth factors such as price, product mix and volume.
(3) Represents the incremental sales in comparison to the portion of the prior period during which we did not own the business.
(4) Represents the difference between prior year sales valued at the actual prior year foreign exchange rates and prior year sales valued at current year foreign exchange rates.

	Core Sales Growth(1)(5)
	Americas		EMEA & APAC		ESAB
	$	Change %	$	Change %	$	Change %
For the three months ended September 30, 2022	$281.4		$295.6		$577.0
Components of Change:
Existing businesses (core organic sales growth)(2)	11.3	4.0%	26.7	9.0%	38.0	6.6%
Acquisitions(3)	14.6	5.2%	6.7	2.3%	21.3	3.7%
Foreign Currency translation(4)	(1.5)	(0.5)%	9.3	3.1%	7.8	1.3%
Total core sales growth	$24.4	8.7%	$42.6	14.4%	$67.1	11.6%
For the three months ended September 29, 2023	$305.8		$338.3		$644.1
(1) Numbers may not sum due to rounding.
(2) Excludes the impact of acquisitions and foreign exchange rate fluctuations, thus providing a measure of change due to organic growth factors such as price, product mix and volume.
(3) Represents the incremental sales in comparison to the portion of the prior period during which we did not own the business.
(4) Represents the difference between prior year sales valued at the actual prior year foreign exchange rates and prior year sales valued at current year foreign exchange rates.
(5) Represents sales excluding Russia for the three months ended September 29, 2023 and September 30, 2022, respectively.

ESAB CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
Change in Sales
Dollars in millions
(Unaudited)

	Sales Growth(1)
	Americas		EMEA & APAC		Total ESAB
	$	Change %	$	Change %	$	Change %
For the nine months ended September 30, 2022	$844.7		$1,084.6		$1,929.4
Components of Change:
Existing businesses (organic sales growth)(2)	35.4	4.2%	95.5	8.8%	130.9	6.8%
Acquisitions(3)	41.5	4.9%	18.2	1.7%	59.7	3.1%
Foreign Currency translation(4)	(13.9)	(1.6)%	(20.6)	(1.9)%	(34.5)	(1.8)%
Total sales growth	$62.9	7.4%	$93.1	8.6%	$156.1	8.1%
For the nine months ended September 29, 2023	907.7		1177.8		2085.4
(1) Numbers may not sum due to rounding.
(2) Excludes the impact of acquisitions and foreign exchange rate fluctuations, thus providing a measure of change due to organic growth factors such as price, product mix and volume.
(3) Represents the incremental sales in comparison to the portion of the prior period during which we did not own the business.
(4) Represents the difference between prior year sales valued at the actual prior year foreign exchange rates and prior year sales valued at current year foreign exchange rates.

	Core Sales Growth(1)(5)
	Americas		EMEA & APAC		ESAB
	$	Change %	$	Change %	$	Change %
For the nine months ended September 30, 2022	$844.7		$970.9		$1,815.7
Components of Change:
Existing businesses (core organic sales growth)(2)	35.4	4.2%	83.4	8.6%	118.8	6.5%
Acquisitions(3)	41.5	4.9%	18.2	1.9%	59.7	3.3%
Foreign Currency translation(4)	(13.9)	(1.6)%	(9.2)	(0.9)%	(23.1)	(1.3)%
Total core sales growth	$62.9	7.4%	$92.4	9.5%	$155.3	8.6%
For the nine months ended September 29, 2023	$907.7		$1,063.3		$1,971.0
(1) Numbers may not sum due to rounding.
(2) Excludes the impact of acquisitions and foreign exchange rate fluctuations, thus providing a measure of change due to organic growth factors such as price, product mix and volume.
(3) Represents the incremental sales in comparison to the portion of the prior period during which we did not own the business.
(4) Represents the difference between prior year sales valued at the actual prior year foreign exchange rates and prior year sales valued at current year foreign exchange rates.
(5) Represents sales excluding Russia for the nine months ended September 29, 2023 and September 30, 2022, respectively.

ESAB CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
Adjusted Free Cash Flow
Dollars in millions
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 29, 2023	September 30, 2022	September 29, 2023	September 30, 2022

Net cash provided by operating activities (GAAP)	$107.4	$79.5	$208.1	$122.9
Purchases of property, plant and equipment (GAAP)	(11.9)	(8.3)	(28.9)	(22.0)
Proceeds from the sale of certain properties(1)	1.9	—	2.8	2.5
Payments related to the Separation(2)	—	0.3	4.4	13.2
Payments related to discontinued operations	2.5	5.6	12.2	19.3
Adjusted free cash flow (non-GAAP)	$99.9	$77.1	$198.6	$135.9
(1) Includes proceeds from the sale of certain properties related to restructuring efforts for which previous cash outlays were included in Net cash provided by operating activities.
(2) Separation payments relate to one-time non-recurring professional fees and employee costs incurred in the planning and execution of the Separation from Enovis.

ESAB CORPORATION
2023 Outlook
Dollars in millions
(Unaudited)

ESAB 2023 Outlook
	Previous Guidance	New Guidance
2022 Core net sales	$2,429.9	$2,429.9
Organic growth	4.0%-5.5%	5.0%-6.0%
Acquisitions	2.5%	2.5%-3.0%
Currency	(0.5)%	(1.0)%-(1.5)%
2023 Core net sales growth range	6.0%-7.5%	6.5%-7.5%

2022 Core adjusted EBITDA	$408.4	$408.4
2023 Core adjusted EBITDA range	$ 450-$ 465	$ 465-$ 475

2022 Core adjusted EPS	$4.12	$4.12
2023 Core adjusted EPS	$ 4.10-$ 4.30	$ 4.30-$ 4.40

ESAB CORPORATION
CONSOLIDATED AND CONDENSED BALANCE SHEETS
Dollars in thousands
(Unaudited)

	September 29, 2023	December 31, 2022
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$82,833	$72,024
Trade receivables, less allowance for credit losses of $0 and $23,471	388,483	374,329
Inventories, net	425,691	416,829
Prepaid expenses	62,765	56,637
Other current assets	69,967	68,851
Total current assets	1,029,739	988,670
Property, plant and equipment, net	276,295	284,226
Goodwill	1,554,004	1,529,767
Intangible assets, net	491,295	517,167
Lease assets - right of use	91,696	92,033
Other assets	313,014	342,152
Total assets	$3,756,043	$3,754,015

LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Accounts payable	$302,630	$316,265
Accrued liabilities	307,727	285,310
Total current liabilities	610,357	601,575
Long-term debt	1,089,329	1,218,643
Other liabilities	515,261	545,339
Total liabilities	2,214,947	2,365,557
Equity:
Common stock - $0.001 par value - Authorized 600,000,000, 60,271,072 and 60,094,725 shares outstanding as of September 29, 2023 and December 31, 2022, respectively	60	60
Additional paid-in capital	1,876,335	1,865,904
Retained earnings	303,954	159,231
Accumulated other comprehensive loss	(679,540)	(674,988)
Total ESAB Corporation equity	1,500,809	1,350,207
Noncontrolling interest	40,287	38,251
Total equity	1,541,096	1,388,458
Total liabilities and equity	$3,756,043	$3,754,015

ESAB CORPORATION
CONSOLIDATED AND COMBINED CONDENSED STATEMENTS OF CASH FLOWS
Dollars in thousands
(Unaudited)

	Nine Months Ended
	September 29, 2023	September 30, 2022

Cash flows from operating activities:
Net income	$159,552	$165,743
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization, and other impairment charges	57,090	48,699
Stock-based compensation expense	11,150	9,532
Deferred income tax	756	(4,725)
Non-cash interest expense	896	1,673
Pension settlement gain	—	(3,300)
Changes in operating assets and liabilities:
Trade receivables, net	(15,170)	(7,361)
Inventories, net	(16,212)	(54,757)
Accounts payable	(17,746)	(10,916)
Other operating assets and liabilities	27,783	(21,673)
Net cash provided by operating activities	208,099	122,915
Cash flows from investing activities:
Purchases of property, plant and equipment	(28,865)	(21,996)
Proceeds from sale of property, plant and equipment	5,171	4,322
Acquisition, net of cash received	(18,665)	—
Net cash used in investing activities	(42,359)	(17,674)
Cash flows from financing activities:
Proceeds from borrowings on term credit facility	—	1,000,000
Repayments of borrowings on term credit facility	(6,250)	—
Proceeds from borrowings on revolving credit facility	454,671	495,881
Repayments of borrowings on revolving credit facility and other	(578,623)	(360,000)
Payment of deferred financing fees and other	—	(4,904)
Payment of deferred consideration	—	(1,500)
Payment of dividends	(9,702)	(3,025)
Consideration to Former Parent in connection with the Separation	—	(1,200,000)
Distributions to noncontrolling interest holders	(2,279)	(1,960)
Transfers from Former Parent, net	—	2,847
Net cash used in financing activities	(142,183)	(72,661)
Effect of foreign exchange rates on Cash and cash equivalents	(12,748)	(13,155)
Increase in Cash and cash equivalents	10,809	19,425
Cash and cash equivalents, beginning of period	72,024	41,209
Cash and cash equivalents, end of period	$82,833	$60,634